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                                                                   EXHIBIT 10.14

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (the "Security Agreement"), dated as of March 26, 1999, from R&B FALCON CORPORATION, a Delaware corporation, and its successors and assigns (the "Debtor") to RBF FINANCE CO., a Delaware corporation, together with its successors and assigns (the "Secured Party").

                                    RECITALS

         WHEREAS, the Debtor is the assignee of all of the right, title and interest of RB Deepwater Exploration III Inc., the assignee of all the right, title and interest of Reading & Bates Drilling Co. (now known as R&B Falcon Drilling Co., the "Buyer") in and to the Construction Contract (as defined herein), providing for the construction of one (1) Millenium design deepwater drillship to be known as the DEEPWATER MILLENIUM; and

         WHEREAS, the Secured Party has agreed to loan to the Debtor up to $209,900,000 to provide funds for the construction of the Vessel pursuant to that certain Senior Secured Loan Agreement dated as of the date hereof (as amended, modified or extended from time to time, the "Loan Agreement") between the Debtor and the Secured Party; and

         WHEREAS, the advances by Secured Party to the Debtor under the Loan Agreement are or will be evidenced by two Promissory Notes of the Debtor dated as of March 26, 1999 (the "Notes") in the aggregate principal amount of USD $209,900,000 (the "Loan"); and

         WHEREAS, the Debtor has agreed to grant to the Secured Party, on the terms and conditions hereinafter set forth, as security for Debtor's obligation to repay the Loan and other obligations under the Loan Agreement and the Notes, a security interest in all of the Debtor's right, title and interest in and to the Collateral, as hereinafter set forth; and

         WHEREAS, the Secured Party requires, as a condition to the Loan Agreement, that the Debtor execute and deliver this Security Agreement to the Secured Party as security for its obligations under the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:



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                             ARTICLE 1 - DEFINITIONS

         Section 1.01. Certain Defined Terms. For purposes of this Security Agreement:

         (a) "Construction Contract" means that certain Contract for Construction and Sale of a 103,000 Metric Tons Displacement Drillship (Hull No. 1255) between Debtor as Buyer and Samsung Heavy Industries Co., Ltd. and Samsung Corporation, each a Korean corporation, as such may be amended, modified or supplemented from time to time (collectively, the "Builder") dated September 5, 1997, including without limitation (i) the right upon valid tender by the Builder to purchase the Vessel pursuant to such Construction Contract, and the right to take title to the Vessel pursuant to such Construction Contract;
                  (ii) all claims for damages arising as a result of any failure by the Builder to perform or observe any of the terms of such Construction Contract, and all rights, benefits and claims under all warranty and indemnity provisions contained therein; and (iii) any and all rights of the Debtor to compel performance of such Construction Contract, to the same extent as if the Secured Party were the "Buyer" named in such Construction Contract.

         (b) "Equipment" means all items of equipment of the Debtor used in connection with the Vessel, whether currently owned or hereafter acquired, and whether on board the Vessel or not, including but not limited to the items set forth on Schedule E attached to this Security Agreement.

         (c)      "Permitted Liens" means the Liens on Schedule B.

         (d) "Refund Guarantee" means any refund guarantee or letter of guarantee issued pursuant to the Construction Contract by the Builder's bank or the Export-Import Bank of Korea in favor of the Buyer, and all rights and claims under such Refund Guarantee.

         (e) "Vessel" means one Millennium design deep water drillship to be known as the Deepwater Millennium, which is being presently constructed pursuant to the Construction Contract, together with all of the boilers, engines, machinery, masts, spars, boats, anchors, cables, chains, rigging, tackle, capstans, outfit, tools, pumps and pumping equipment, apparel, furniture, fittings, equipment, spare parts and all other appurtenances to said Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and also any and all additions, improvements and replacements in general effected subsequently on or to the Vessel, or any part thereof, or appurtenance thereto.




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         Section 1.02. Terms Defined in Loan Agreement. All capitalized terms used in this Security Agreement without definition shall have the meaning given to such terms in the Loan Agreement.

                              ARTICLE 2 - SECURITY

         Section 2.01. The Collateral. (a) In consideration of the Loan made pursuant to and evidenced by the Loan Agreement and the Note, and by way of security for payment of all amounts due or to be due thereunder and hereunder, the Debtor does hereby sell, assign, transfer and set over unto, and grant a Liens and security interests in favor of the Secured Party, and unto the Secured Party's successors and assigns for benefit of the Secured Party's own proper use and benefit, as security for the Obligations (as defined in the Loan Agreement), now or in the future, and including but not limited to any future advances under the Loan Agreement, all of the Debtor's right, title and interest in and to (i) the Equipment,(ii) the Vessel, (iii) the Construction Contract, (iv) the Refund Guarantee and (v) any proceeds and products of the foregoing, including (1) whatever is now or hereafter received by debtor upon the sale, exchange, collection or other disposition of any item of Collateral, (2) any property of the type or types described below now or hereafter acquired by the debtor with any proceeds of Collateral, (3) all of the policies and contracts of insurance relating to the aforementioned Collateral, and (4) any payments under any insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral; provided, that so long as there are funds held in an escrow account established pursuant to that certain Issuer Loan Escrow Agreement dated as of March 26, 1999 (the "Company Escrow Agreement") among United States Trust Company of New York, as Escrow Agent and as Trustee, the Debtor and the Secured Party, the principal amount of the Loan secured by liens on the Collateral will be reduced by an amount equal to (x) $100,000,000 less (y) any amounts released by the Escrow Agent to the Debtor pursuant to the terms of the Escrow Agreement.

         (b) The rights and equipment referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

         Section 2.02. Continued Priority of Security Interest. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any Lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby and Permitted Liens.

         Section 2.03. Maintenance of Status of Liens; Further Assurances. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect Liens and security interests in the Collateral intended to be granted hereby and to



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maintain the validity, enforceability, perfection and priority of the security interest in the Collateral (b) to protect or preserve the Liens and security interests created by this Security Agreement; and (c) to protect, preserve, exercise or enforce the rights of the Secured Party therein and hereunder and of the Secured Party under the Loan Agreement, including but not limited to
(i)immediately discharging all Liens on the Collateral other than the security interest and Liens created or permitted hereby and Permitted Liens (ii) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor will, promptly upon request by the Secured Party, the Collateral Agent or the Trustee, (i) execute and deliver, cause to be executed and filed, or use its best efforts to give any notices, in all appropriate jurisdictions, (including Korea) or procure any financing statements, assignments, pledges or other documents, all in form and substance satisfactory to the Secured Party, the Collateral Agent and the Trustee, (ii) mark any chattel paper constituting Collateral, and deliver any certificates, chattel paper or instruments consisting Collateral to the Secured Party, the Collateral Agent or the Trustee, (iii) execute and deliver or cause to be executed and delivered all assignments, instruments and other documents, all in form and substance satisfactory to the Secured Party and the Trustee, and (iv) take any other actions that are necessary or, in the reasonable opinion of the Secured Party, the Collateral Agent or the Trustee, desirable to perfect or continue the perfection and the priority of the Secured Party's security interest and Liens in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons other than holders of Permitted Liens. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Liens in the Collateral and shall cause its financial statements to reflect such Liens.

         Section 2.04. Evidence of Status of Liens. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the Liens and security interest granted hereby are maintained.

         Section 2.05. Authorized Action. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.




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         Section 2.06. The Debtor Remains Obligated: the Secured Party Not
Obligated. The grant by the Debtor to the Secured Party of the Liens granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral, including, but not limited to the Construction Contract, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Secured Party for any act or omission on the part of the Debtor relating thereto.

         Section 2.07. Location of Collateral. The Debtor will keep all of its Collateral now held or subsequently acquired by it at the locations specified on Schedule A hereto, or at locations hereafter established in compliance with
Section 2.07 hereof (except for Collateral held by the Secured Party, the Collateral Agent or the Trustee), unless the Debtor shall have given the Secured Party, the Collateral Agent and the Trustee prior written notice thereof and shall have in advance executed and caused to be filed and/or delivered to the Secured Party, the Collateral Agent and the Trustee any financing statement or other documents required by the Trustee or the Secured Party, the Collateral Agent in order to perfect, protect and preserve the Liens and security interest created hereby, all in form and substance satisfactory to the Secured Party, the Collateral Agent and the Trustee.

         Section 2.08. Location of Offices; Corporation Name; Legal Structure. The Debtor will not change the location of its Chief Executive Office or establish any place of business other than those set forth on Schedule A attached hereto, or voluntarily or involuntarily change its name, identity or legal structure, including without limitation any continuance, amalgamation, merger, consolidation or sale of substantially all of its assets, unless the Debtor shall have given the Secured Party, the Collateral Agent and the Trustee at least 30 days prior written notice thereof and shall have in advance executed and caused to be filed and or delivered to the Secured Party, the Collateral Agent and the Trustee any financing statements or other filings, pledges or other documents required by the Secured Party and the Trustee in order to perfect, protect and preserve the Liens and security interests created hereby, all in form and substance satisfactory to the Trustee, the Collateral Agent and the Secured Party.

             ARTICLE 3 - REPRESENTATIONS AND COVENANTS OF THE DEBTOR

         Section 3.01. Representations. The Debtor hereby represents and warrants that:

                  (a) Legal Power. The execution, delivery and performance by the Debtor of this Security Agreement are



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         within the Debtor's legal powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with (except for any filings provided for hereunder), any governmental authority, require no consent of any other person and do not contravene, or constitute a default under, any provision of applicable law or regulations or of the certificate of incorporation or bylaws of the Debtor or of any agreement (after giving effect to the use of proceeds of the issuance of the Secured Notes and the making of the Issuer Loans), judgment, injunction, order, decree or other instrument binding upon the Debtor or result in the creation or imposition of any Lien on any asset of the Debtor (other than the Liens created by this Security Agreement, the Company Escrow Agreement and the Other Issuer Loan Agreements and related loan documents to which the Debtor is a party).

                  (b) Title to Collateral. The Debtor is the legal and beneficial owner of the Collateral existing on the Issue Date (the "Existing Collateral"), free and clear of any Lien or claims of any person except for the Liens on Schedule B attached hereto and the Liens created by this Security Agreement.

                  (c) Enforceability. This Security Agreement has been duly executed and delivered by the Debtor and constitutes a legal and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or general principles of equity and commercial reasonableness.

                  (d) Perfection; Priority. Upon the execution and delivery of the Escrow Agreement, which is being done contemporaneously with the execution and delivery of this Security Agreement, the delivery to the Secured Party of the Collateral and the documents listed on Schedule C attached hereto, to the extent such Liens and security interests are created under applicable federal and New York laws, the security interests and Liens in the Collateral created pursuant to this Security Agreement create a valid and perfected first priority security interest, subject to the Liens listed on Schedule B attached hereto in the Existing Collateral, securing the payment of the Obligations for the benefit of the Secured Party, and enforceable as such against all creditors of the Debtor and any Persons purporting to purchase any of the Existing Collateral from the Debtor other than as permitted by the Indenture; as of the date hereof, there are not other security interests in or liens on the Existing Collateral or any portion thereof, and no financing statement, pledge, notice of lien, assignment or collateral or any portion thereof exists or is on file in any public office,



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         except with respect to Liens listed on Schedule B attached hereto.

                  (e) Offices. The Debtor's chief executive offices are located at the address shown as the chief executive office in Schedule A attached hereto ("Chief Executive Office").

                  (f) Business Names. The Debtor has not conducted its businesses under any corporate, partnership or fictitious name during the five (5) years preceding the date hereof, other than those names set forth on Schedule D attached hereto.

                  (g) Construction Contract. The Construction Contract is in full force and effect; neither the Builder (to the knowledge of the Debtor) nor the Debtor is in material breach of any of the terms of the Construction Contract; the Debtor has not assigned or pledged any of its right, title or interest in or to the Construction Contract to anyone other than as provided herein; and the security interest in and to the Construction Contract granted hereby has been duly and validly granted to the Secured Party hereunder and upon filing of a UCC-1 Financing Statement with the Secretary of State of Texas, such security interest shall be a perfected, first priority security interest in the Collateral. The Debtor will not amend, modify or supplement, or otherwise affect or replace the Construction Contract unless the Debtor grants a prior and perfected first priority interest and lien on such amendment, supplement or modification or replacement in favor of Secured Party.

         Section 3.02. Payment of Indebtedness. The Debtor will pay or cause to be paid all Obligations including all amounts due under the Loan Agreement, the Notes and the other Loan Documents and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement, the Notes and the other Loan Documents on its part to be observed, performed or complied with.

         Section 3.03. Construction Contract. The Debtor will fully perform under the Construction Contract in all material respects and will promptly notify the Secured Party of any claim by any other party of any material breach thereunder by the Debtor. The Debtor shall use its reasonable good faith efforts to secure the acknowledgment by the Builder of this Security Agreement.

         Section 3.04. Taxes; Compliance. The Debtor shall (a) pay or discharge when due all taxes, assessments and government charges and claims and all claims that might become a Lien on the Vessel or on any of the Equipment within thirty
(30) days of the due date thereof as and to the extent required by Section 4.6 of the Indenture; provided, that the Debtor shall in any event pay such taxes, assessments, charges or claims not later than five days prior to the date of any proposed sale under any judgment, writ or



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warrant of attachment with regard to any Collateral of the Debtor entered or filed against the Debtor as a result of the failure to make such payment, and
(b) comply in all material respects with (i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to any Collateral.

         Section 3.05. Liens. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any Liens and rights of others (other than security interests provided for or permitted by the Loan Agreement or this Security Agreement and other than Permitted Liens).

         Section 3.06. Sale or Disposition of Collateral. Except as permitted pursuant to the provisions of the Indenture, or with Secured Party's prior written consent, Debtor will not sell, assign, lead, rent, lease or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

         Section 3.07. Information. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party, the Collateral Agent and the Trustee such other information with respect to the Collateral as the Secured Party, the Collateral Agent or the Trustee may reasonably request from time to time.

         Section 3.08. Records. The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

         Section 3.09. Access. On reasonable notice to the Debtor, except at any time during the continuation of Default or an Event of Default, the Secured Party, the Collateral Agent and the Trustee shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor relating to the Collateral, and the Secured Party and its representatives, the Collateral Agent and its representatives and the Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Collateral Agent and/or the Trustee, at the Debtor's cost and expense, such clerical and other assistance, at all times and in such manner as may be requested with regard thereto. On reasonable notice to the Debtor, except at any time during the continuation of a Default or an Event of Default, the Secured Party and its representatives, the Collateral Agent and its representatives and the Trustee and its representatives, shall at all times also have the right to enter, during normal business hours, into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         Section 3.10. Delivery of Collateral. All certificates or instruments, if any, representing or evidencing the Collateral




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shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Debtor, the Collateral Agent and the Trustee, and shall be accompanied by any required transfer tax stamps. Upon the occurrence and during the continuance of an Event of Default, the Secured party shall have the right, at any time in its discretion and without notice to the Debtor, but subject to its compliance with the requirements of applicable law, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Collateral.

             ARTICLE 4 - MAINTENANCE; USE AND OPERATION; INSPECTION;
                              IDENTIFICATION MARKS

         Section 4.01. Maintenance. The Debtor, at its sole cost and expense (whether or not applicable insurance proceeds are adequate for the purpose), shall (i) maintain the Equipment in the manner required by the Indenture and
(ii) keep the Equipment in compliance with all applicable laws, regulations and orders of any governmental authority having jurisdiction with respect thereto.

         Section 4.02. Use and Operation. So long as no Event of Default shall occur and be continuing, the Debtor shall have the full use of the Equipment; provided, however, that the Debtor covenants and agrees that it will (i) not permit any of the Equipment to be incorporated or installed in or attached to any building or real property in such manner as to become part of or subject to any Liens on such building or real property or so as to preclude the removal thereof without material injury to the Equipment (it being the intention of the parties that the Equipment is, and shall be and remain, personal property throughout the term of the Loan Agreement); and (ii) not use or permit the Equipment to be used or operated in any manner contrary to any applicable law, treaty or convention, or any rule or regulation issued thereunder.

         Section 4.03. Identification Marks. The Debtor will cause each item of Equipment owned by it to be kept numbered with the identifying number therefor as set forth on Schedule E hereto to the extent such number has been affixed to such item. The Debtor will not change the identifying number of any item of Equipment except in accordance with a statement of new identifying number to be substituted therefor, which statement previously shall have been filed with the Secured Party.




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                 ARTICLE 5 - REPLACEMENT OF PARTS; ALTERATIONS,
                           MODIFICATIONS AND ADDITIONS

         Section 5.01.  Replacement of Parts.

         (a) The Debtor, at its sole cost and expense, will as necessary promptly replace all parts on the Equipment which may from time to time become worn out, lost, destroyed, seized, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All parts at any time removed from the Equipment shall remain subject to the security interest granted herein until such time as such parts shall be replaced by parts which meet the requirements for replacement parts specified below. All replacement parts incorporated or installed in or attached to any of the Equipment as provided by this Section
5.01 shall, without necessity of further act, become part of such Equipment for all purposes hereof and subject to the security interest granted herein.

         (b) All replacement parts shall be free and clear of all Liens (other than Liens created or permitted by the Loan Agreement) and shall be in as good operating condition as, and shall have a value and utility at least equal to the parts replaced, assuming such replaced part to be maintained in accordance with the terms of this Security Agreement.

         Section 5.02. Alterations, Modifications and Additions. The Debtor, at its sole expense, will make such alterations and modifications in and additions to the Equipment as may be required from time to time by any relevant governmental authority or as may be deemed necessary from time to time by the Debtor, whether upon the recommendation of any manufacturer or otherwise, for the purpose of the safe operation of the Equipment (any such alteration, modification or addition as may be so required or so deemed necessary being herein called a "Required Modification"). In addition, the Debtor, at its sole expense, may from time to time make such other alterations and modifications in and additions to the Equipment as the Debtor may deem desirable in the proper conduct of its business (any such alteration, modification or addition as may be so deemed desirable being herein called an "Optional Modification"); provided, however, that (i) any Required Modification shall be expeditiously completed in a good and workmanlike manner, in compliance with all legal requirements applicable thereto, and (ii) no Optional Modification shall diminish the value or utility of any piece of Equipment or impair the operating condition thereof below the value, utility and operating condition thereof immediately prior to such Optional Modification, assuming that such piece of Equipment was then of the value or utility and in the operating condition required to be maintained by the terms of this Security Agreement. All parts incorporated or installed in or attached to any piece of Equipment as a result of any alteration, modification or addition which are not readily removable without damage to such piece of Equipment shall, without necessity of further act, become part of such piece




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of Equipment for all purposes hereof and subject to the security interests granted herein.

                          ARTICLE 6 - EVENT OF DEFAULT

         Section 6.01. Event of Default. Event of Default hereunder shall have the meaning set forth in Section 6 of the Loan
Agreement.

         Section 6.02. Application of Proceeds. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

         First: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, reasonable attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party, the Collateral Agent and the Trustee in the protection of its rights or the pursuance of its remedies hereunder;

         Second: To the payment of all Obligations under the Notes including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

         Third: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

         Section 6.03. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Liens and security interests created by this Security Agreement shall become immediately enforceable and the Secured Party shall have the right to:

         (i) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

         (ii) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

         (iii) The Secured Party and the Collateral Agent shall have the rights and remedies with respect to the Collateral of a secured party under the New York Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to




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applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in New York, New York or Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of the Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). The Debtor will pay to the Secured Party and the Collateral Agent all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be Obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall be held and applied by the Secured Party in the manner provided for in Section 6.02 hereof.

         (iv) Exercise all other rights under this Security Agreement, or any other Loan Document.

         (v) If an Event of Default shall have occurred and be continuing under the Loan Agreement or the Notes, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, (a) to enforce its rights concerning the Collateral and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the Liens in the Collateral granted herein, (b) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of the Construction Contract, (c) to convey any item of Collateral to any purchaser thereof; (d) to pay or discharge taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Collateral Agent to become the Obligations of the Debtor to the Collateral Agent, due and payable immediately upon demand; and (e) to obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft claim by any insurer of the Collateral. The Collateral Agent's authority hereunder shall include, without limitation, the authority to enforce and negotiate any checks or instruments representing proceeds of Collateral in the name of the Debtor, to execute and give receipt for any certificate of ownership or any document constituting Collateral, to transfer title to any item of Collateral, to sign the Debtor's name on all financing statements (to the extent permitted by applicable law) or other documents deemed necessary to appropriate by the Collateral Agent or the Trustee to preserve, protect or perfect the Liens in the Collateral, and to file the same, to prepare, file and sign the Debtor's name on a proof of claim in bankruptcy or similar document against any customer of, or person obligated upon any Collateral, to the Debtor, and to take any other actions arising from or incident to the powers granted to the Secured Party in this Security Agreement. The power of attorney is coupled with an interest in the Secured party, in the Trustee and in the Collateral Agent as agent on behalf of the Trustee and is irrevocable by law.

         Section 6.04. Power of Sale. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party and the Collateral Agent, if it is the purchaser, shall be entitled, for the purpose of making settlement or payment for the property purchased, to use and apply the Obligations of the Debtor under the Loan Agreement and the Notes in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

         Section 6.05. Power of Attorney - Sale. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if and when required by the Secured Party, execute such form of conveyances of the Collateral as the Secured Party may direct or approve.

         Section 6.06. Secured Party to Discharge Liens. The Debtor authorizes and empowers the Secured Party and the Collateral Agent or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged Lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such Lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the Lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

         Section 6.07. Liability for Deficiency. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party hereunder results in reduction of the Obligations, such action will not release Debtor from its liability to Secured Party for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the Loan Agreement.

         Section 6.08. Payment of Expenses. The Debtor covenants that upon the happening and during the continuance of any Event of Default, then, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the Obligations of the Debtor under the Loan Agreement and the Notes and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party for the benefit of the Secured Party under this
Section 6.08 shall be applied in accordance with the provisions of Section 6.02 above.

         Section 6.09. Remedies Cumulative. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan Agreement and the Note, prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be an acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Note maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Default or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

         Section 6.10. Cure of Defaults. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the interest rates set forth in Section 2.2.A.(i) of the Loan Agreement for 7-year Tranche advances then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

         Section 6.11. Discontinuance of Proceedings. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                            ARTICLE 7 - MISCELLANEOUS

         Section 7.01. Contracts. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party shall have no obligation or liability under the Construction Contract other lease or contract concerning the use or operation of the Vessel or the Equipment by reason of or arising out of this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any contract concerning the use or operation of the Vessel or the Equipment, to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

         Section 7.02. Irrevocability. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

         Section 7.03. Assignment. The Secured Party may transfer, assign or grant a security interest on its right, title and interest in this Security Agreement without the consent of the Debtor but the Debtor may not transfer or assign its rights and duties under this Security Agreement without the prior written consent of the Secured Party.

         Section 7.04. Further Documents. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

         Section 7.05. Notices. All notices or other communications which are required to be made hereunder shall be made in the manner and to the addresses for the Debtor and the Secured Party provided in Section 7.8 of the Loan Agreement and in the manner and to the address for the Trustee and the Collateral Agent in the Issuer's Security Agreement.

         SECTION 7.06. GOVERNING LAW; SUBMISSION TO JURISDICTION;
WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

         (i) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS AND LAWS AND PRINCIPLES (EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION GOVERN THE PERFECTION AND PRIORITY OF THE LIENS AND SECURITY INTERESTS GRANTED HEREBY). THIS SECURITY AGREEMENT MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY BOTH PARTIES HERETO.

         (ii) THE DEBTOR AGREES THAT THE SECURED PARTY SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE DEBTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE TO THE SECURED PARTY, THE COLLATERAL AGENT OR THE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY, THE COLLATERAL AGENT OR THE TRUSTEE. THE DEBTOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIMS, SETOFFS OR CROSS- CLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTY, THE

COLLATERAL AGENT OR THE TRUSTEE TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY, THE COLLATERAL AGENT OR THE TRUSTEE. THE DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH EITHER OF THE SECURED PARTY, THE COLLATERAL AGENT OR THE TRUSTEE HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OR FORUM NON CONVENIENS.

         (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE DEBTOR AND THE SECURED PARTY EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY;

         (iv) THE DEBTOR AGREES THAT NONE OF THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE AND ANY HOLDER OF A SECURED NOTE SHALL HAVE ANY LIABILITY TO THE DEBTOR WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE DEBTOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS SECURITY AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OF A COURT THAT IS BINDING ON THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE OR SUCH NOTEHOLDER, AS THE CASE MAY BE, THAT SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE OR SUCH HOLDER OF SECURED NOTE, AS THE CASE MAY BE, CONSTITUTING NEGLIGENCE OR WILLFUL MISCONDUCT;

         (v) THE DEBTOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE OF ITS RIGHT DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT, THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE OR ANY HOLDER OF A SECURED NOTE OR TO ENFORCE BY SPECIFIC PERFORMANCE TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS SECURITY AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT AMONG THE DEBTOR ON THE ONE HAND AND THE SECURED PARTY, THE COLLATERAL AGENT, THE TRUSTEE AND/OR THE HOLDERS OF THE SECURED NOTE ON THE OTHER HAND.

         Section 7.07. Severability of Provisions. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 7.08. Counterparts, Effectiveness. This Security Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Security Agreement becomes effective upon the execution hereof by Debtor and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

         Section 7.09. Loan Agreement. This Security Agreement is subject to the terms, conditions and provisions of the Loan Agreement. To the extent a term or provision of this Security Agreement conflicts with the Loan Agreement, the Loan Agreement shall control with respect to the subject matter of such term or provision.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.


                                        R&B FALCON CORPORATION



                                        By: /s/ ROBERT FULTON
                                           ------------------------------------
                                                 Name: Robert Fulton
                                                 Title: EVP


                                        RBF FINANCE CO.



                                        By: /s/ STEVEN A. WEBSTER
                                           ------------------------------------
                                                 Name: Steven A. Webster
                                                 Title: President

                                   SCHEDULE A

                             Chief Executive Office

         901 Threadneedle
         Houston, Texas 77079

                                   SCHEDULE B

                                      Liens


         - Statutory or inchoate liens for amounts not more than 30 days past due or that are being contested in good faith.

         - Liens on owner furnished equipment for any unpaid portion of the purchase price thereof.

                                   SCHEDULE C

                                    Documents


Uniform Commercial Code Filings

1.       Secretary of State of Texas

2.       Department of State for the Secretary of State of New York

3.       New York County and City Registry

                                   SCHEDULE D

                                      Names

R&B&F Corporation

                                   SCHEDULE E

                                    Equipment



                                       5